ChinaNet -Online Holdings, Inc. NASDAQ: CNET 2011 Corporate Presentation

SAFE HARBOR STATEMENT This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument . This presentation may include “forward -looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements . This information is supplied from sources we believe to be reliable but we can not guarantee accuracy . This document and the information contained herein is confidential . The agents and the agents’ counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequac y or completeness of the publicl y available information or as to whether all information concernin g the Company required to be disclosed by the Company has been generally disclosed . The agents’ counsel and the Company's counsel are acting as counsel to the agents and the Company, respectively, and not as legal counsel to the subscriber . The agents have not engaged in any independent investigation or verification with respect to any of the information concerning the Company . Prospective purchasers are responsible for their own due diligence investigation in respect of any investment in the Company . 2

Today Agenda • Company Overview 1 • Macro Overview 2 • Business Portfolio 3 • Client Case Studies 4 • Competitive Advantages 5 • Expansion Strategy 6 3

COMPANY OVERVIEW

ChinaNet Financial Highlights Ticker Symbol NASDAQ: CNET Fiscal Year December 31 Stock Price (5/2/11) $3.20 Shares Outstanding - common shares (2/23/11) (1) 17.1M Market Capitalization (5/2/11) $54.7M Management Ownership 44.0% Revenue 2010 (audited) $41.6M Adjusted Net Income 2010 (2) (audited) $14.7M As of Dec 30th, 2010 – REVENUE $41.6 M 210% As of Dec 30th, 2010 – Adjusted NET INCOME (3) $14.7M 275% As of Dec 30th, 2010 – Adjusted EPS (diluted) $0.70 2 50% 2011 Revenue Guidance $50M-54M 2 25-30% 2011 Net Income Guidance $17.5-18.2MM 222-25% (1) Weighted share count will differ quarterly due to GAAP Treasury Method for 4.8 M warrants outstanding with an average strike price of $3.13 (2) Adjusted net income 2009 excludes $4.4M non cash charge associated with changes in fair value of warrants in accordance US GAAP (3) 1H 2010 adjusted net income excludes $1.9M non cash gains associated with fair value of warrants 5

ZWOnline
2011
Corporate
Presentation

ChinaNet Overview

Key Summary

- #1 B2B website (28.com and liangsuo.com) for advertising small and medium enterprise franchisor needs for sales channel expansion in China
  - Brand management & sales channel expansion solutions
- A leading market consolidator with first mover advantage & top-tier household brand
- Fully integrated multichannel advertising provider, one-stop service with Internet, TV, Mobile, Print, Radio
- Recurring, high margin revenue
- Comprehensive sales networks
- New platform launched to capture mobile advertising market
- New cloud based platform offers enhanced services

Strong Growth


USD ('MM)
CAGR: 129%
CAGR: 71%
CAGR: 39%
$2.8
$6.4
$14.7
$7.7
$16.5
$22.6
$21.5
$37.7
$41.6
Net Income
Gross Profit
Revenue
2008
2009
2010

6

ChinaNet 2010 vs. 2009 2010 Revenue Breakdown By Business Unit Bank Kiosk, TV 1.3% Advertisement, 30.0% Internet Advertisement, 68.0% 2010GrossMarginBreakdown Margin Breakdown 92% 100% 76% 80% 54% 60% 40% 20% 4% 0% Internet TV advertisement Bank kiosk Total Advertisement 2009 Revenue Breakdown By Business Unit Bank Kiosk, 0.3% Internet Advertising, 47% TV Advertisin g, 49% 91.0% 100% 75.0% 80% 60% 44.0% 40% 16.0% 20% 0% Internet TV Advertising Bank Kiosk Total Advertising 7

MACRO OVERVIEW

Chinese Small and Medium Enterprise (SME) Market Approximately 3,000 franchise enterprises and 260,000 chain stores in China in 2007, and are expected to grow to 4,800 and 450,000, respectively by 2012. SMEs in China are responsible for: • Approximately 60% of industrial output and 75% of urban employment • 99% of Chinese enterprises are SMEs which contribute 60% of the country's GDP SMEs are driven by: • Former state-owned employees • Educated young professionals • Committed and experienced entrepreneurs Series of laws and regulations in China to protect and promote SMEs • SMEs benefit from the central government’s desire to increase consumer demand to create a balanced economy The Chinese SME market has sustainable growth characteristics • The majority of SMEs are small, less-developed brands • Low start-up costs (typically between $1,000 and $15,000) • Sales and distribution networks are undeveloped and open to new participants 9

Market Data on Entrepreneurship Data Source ：Babson College 2009 Global Entrepreneurship Monitor Report 10

BUSINESS PORTFOLIO

Business Portfolio Full Service Platform 3 1 Managemen t SNS Tools Information Platform Platform Qualified Sales Franchise or Entrepreneurial Potential SMEs Process Merchant Needs Entrepreneurs Brand Facilitation Needs Management Sales Channel Advertising Expansion & Marketing 4 (BMSCE) Platform 2 Platform 12

Internet Advertising & Marketing 28.com (A Premier Internet Property) • #1 B2B website for advertising franchises and other forms of business ventures in China • #1 market leader in online advertising for SMEs in China • #1 host of 1200+ franchises mini-sites • Most comprehensive business categories: • 8+ major business segments with 50+ business categories in total 13

Internet Advertising & Marketing Offers additional exposure for clients through: – Print Advertising – Newspapers and Magazines – Radio – TV • Partner with CCTV and 12 other major provincial TV broadcasting stations throughout China • An integrated production chain with content and delivery that complements customer offerings • TV production team with 10 years of experience 14

CLIENT CASE STUDIES

ZWOnline
2011 Corporate Presentation

ChinaNet Internet Clients

Clients are SME franchisors and businesses seeking to expand their footprint; also benefit from additional advertising and business management tools

Total clients:

Basic Clients: 600 (USD$180 - $230/month)

Receive:

Simple profile page to advertise the business

Active Clients: 900 (USD$3,050 - $3,800/month)

Receive:

Designed profile pages with messaging page + Mini-sites with online consultant + SEM + SEO + IIM + other additional marketing channels (TV, Mobile, Printing etc., need to pay extra)

Branded Clients: 32 (USD$27,500 – $33,550/month)

Receive:

Above + Brand management solutions + Sales channel rapid expansion solutions

Customer Retention Rate > 60%

16

ChinaNet Sample Clients Liqing DaBieShan Goose KENJMI Leather Goods Hotpot Restaurant SUPWAVE Car Care FengBoZhuan g Restaurant Toe Dance Slipper Retail Store 17

Client Case Study – Active Client Years of operation 3 Franchise Positioning SOP for car wash and cleaning services Target Market Middle Class Car owners Touch up Paint - more than $16.50 Product Price Range SUPWAVE Car Care Car Wash - $6.80 Founded: Beijing 2007 Initial investment amount for $7,600-$30,300 www.supwave .com franchise (USD) # of Employees 80 # of senior management 3 personnel Years of owner’s management 10 experience 2010 Sales Revenue (USD) $2,727,000 2010 Net Profit (USD) $455,000 18

Business Performance Company -owned stores 4 Annual average revenue per $120,000 -$150,000 company -owned store (USD) Annual profit per company -owned $45 ,000 000 -$76 ,000 000 store (before tax) (USD) Franchise stores 200 Annual revenue per franchised store $90,000 -$150,000 Annual gross profit per franchised $38,000 -$69,000 store Product Sales Franchise Dealers Total Total (USD) Revenue Revenue Revenue Revenue Marketing Exp 2010 $1,090,000 $1,640,000NA $2,730,000 $273,000 % to total revenue 39.9% 60.1% 0% 100% 10%19

Business with ChinaNet Online AD TV Other Revenue/month ($USD) # of months of Client AD NEWS AD AD Min Max Avg client * $5,500 $11,000 $7,600 24 After Growth Monthly IP Client for 24 March 2009 months cooperating 60000 rate visits with ZWOnline Monthly franchise Avg. leads per $160,000 $230,000 140% 750 Revenue ($USD) month # of franchised stores 70 200 567% % of clicks that 1.3% Monthly avg. of leave a message 9 23 44% in-person inquiry % of new Monthly avg. of new signings from 20% 5 12 140% contract -signing ZW Online 20

COMPETITIVE ADVANTAGES

Competitive Advantages • First Mover Advantage: Premier vertical internet advertising website in China focusing on franchise or dealerships business opportunities • In-depth Industry Experience: Over 4 years of operations as multichannel ad portal across Internet , TV, Mobile and Kiosk. • Established Database: Accumulated database of over 1M potential entrepreneurs • Advanced Market Share: Company maintains a >30% market share position • Building Entry Barrier: building the four product service platforms with more advanced technology 22

Proprietary Technology • Real-time and Interactive SEO and SEM Tools • Information & Content Management Tools • Internet Usage Monitoring & Analysis Engine • Advanced Campaign Tracking & Monitoring Engine • PFP Monitoring Engine Platform v2.0 • Management Tools (POS, Inventory Management, etc.) based on cloud computing framework • AD effectiveness Monitoring & Analysis Platform v2.0 • Message for Business Monitoring & Analysis Platform v2.0 • Real-time AD kiosk content management system with one-to-many focused content delivery function 23

EXPANSION STRATEGY

2011 Growth Strategy • Increase market share in rapidly growing franchise industry through organic growth and M&A • Monetizing customer base by offering an integrated solution across 4 cloud-based platforms generating recurring revenue • Expand to top 10% of non-franchised SMEs in China: 4 millions enterprises • Launch Liansuo .com and Chuanye .com • Acquire branded customers and international business • Buy vs. Build M&A – leverage strong balance sheet to target technology and/or sales channel opportunities to add enhanced services • Add key hires to support expansion and new business units 25

2011 -2015 Future Sales Network In 5 provinces now: Fujian, Guangzhou, Shanghai, Wuhan and Zhejiang Expand to more than 12 major cities in 3-5 years 26

Financial Statement Summary Year ended Dec 31 (mill’s) 2010 2009 % Change Net Sales $41.6 $37.7 +10.3% Gross Profit $22.6 $16.5 +34.5% Gross Margin 54% 43.8% +30.0% Adj. Net Income (1) $14.7 $8.4 +75.0% Adj. Diluted EPS(1) 0.70 0.50 +50% Weighted Shares Outstanding 16,788,176 14,825,125 +13.24% Cash Flows from Operations $11.6 $4.6 +152% Non-GAAP net income and EPS excludes non-cash gain of 1.9 million related to changes in fair value of warrants for the three month period ended Sep 30th, 2010 and non-cash loss of $1.3 million for the three month ended Sep 30th, 2009. 27

Management Team Handong Cheng, Chairman & CEO Mr. Cheng is Co‐ founder of ChinaNet and oversees daily operations . A pioneer in online media and marketing services, Mr. Cheng was awarded “Network Creative person of China” in 2006. BA of Law from Wuhan University . Executive MBA, Peking University . Mr. Cheng has extensive franchisor experience, and has founded numerous franchises including a chain of car washes as well as the largest office building window cleaning chain in China. George K. Chu, COO Mr. George Chu is responsible for the overall operations of 28.com. He is experienced in management and operational excellence . BBA of Accounting & MIS from Simon Fraser University BC, Canada, DLP & Executive Education from Harvard Business School and Executive MBA, Peking University. Zhige Zhang, CFO Mr. Zhang is Co‐ founder of ChinaNet . He previously served as the Secretary of the President of KONKA Group Worldwide as well as the General Manager and Director of KONKA Group Beijing. Prior to KONKA he served as manager of PRECOM and has experience in software development and internet ad technology . BA from Guilin University of Electronic Technology in 1997. 28

Key Investment Highlights • 28.Com is a premier Internet property in the China SME community and the largest merchant marketplace for franchise opportunity seekers in China • A proprietary , integrated business service model which generates high-margin , recurring revenues from a growing client base • Strong balance sheet and cash flow to fund growth • Innovative cloud technology will expand service offering and enhance customer retention • Experienced management with industry expertise and significant ownership position 29

ChinaNet Management Team THANK YOU